TAXES	6 Months Ended
Jul. 02, 2021
Income Tax [Abstract]
TAXES
TAXES
The same accounting policies and methods of computation have been applied as described in the 2020 Consolidated Financial Statements, with the exception of taxes on income. Taxes on income in interim periods are accrued using the tax rate that would be applicable to the expected total annual profit or loss.
The effective tax rate (ETR) was 46% and 40% for the six months ended 2 July 2021 and 26 June 2020, respectively, and 28% for the year ended 31 December 2020. The ETR has been calculated by applying the weighted average annual ETR excluding discrete items of 22% and 24% to the profit before tax for the six months ended 2 July 2021 and 26 June 2020, respectively. The weighted average annual ETR includes utilisation of previously unrecognised losses and reassessment of uncertain tax positions.
For the six months ended 2 July 2021, the effective tax rate includes a €118 million impact related to the revaluation of deferred tax liabilities due to an increase in the UK statutory income tax rate from 19% to 25% effective from 1 April 2023 that was enacted during the first half of 2021. The revaluation increased the tax rate by 26%.
The following table summarises the major components of income tax expense for the periods presented:

	2 July 2021	26 June 2020
	€ million	€ million
Current income tax:
Current income tax charge	125	74
Adjustment in respect of current income tax from prior periods	(13)	5
Total current tax	112	79
Deferred tax:
Relating to the origination and reversal of temporary differences	(25)	(24)
Adjustment in respect of deferred income tax from prior periods	4	(7)
Relating to changes in tax rates or the imposition of new taxes	118	37
Total deferred tax	97	6
Income tax charge per the Consolidated Income Statement	209	85
Tax Provisions
The Group is routinely under audit by taxing authorities in the ordinary course of business. Due to their nature, such proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, settlements between affected parties and/or governmental actions. The probability of outcome is assessed and accrued as a liability and/or disclosed, as appropriate. The Group maintains provisions for uncertain tax positions that it believes appropriately reflect its risk. As at 2 July 2021, €139 million of these provisions are included in current tax liabilities and the remainder is included in non-current tax liabilities. There has been no material change in tax provisions since 31 December 2020.
The Group reviews the adequacy of these provisions at the end of each reporting period and adjusts them based on changing facts and circumstances. Due to the uncertainty associated with tax matters, it is possible that at some future date, liabilities resulting from audits or litigation could vary significantly from the Group’s provisions.When an uncertain tax liability is regarded as probable, it is measured on the basis of the Group’s best estimate.
The Group has received tax assessments in certain jurisdictions for potential tax related to the Group’s purchases of concentrate. The value of the Group’s concentrate purchases is significant, and therefore, the tax assessments are substantial. The Group strongly believes the application of tax has no technical merit based on applicable tax law, and its tax position would be sustained. Accordingly, the Group has not recorded a tax liability for these assessments and is vigorously defending its position against these assessments.